Exhibit 10(m)


              AMENDMENT NO. 3 AND WAIVER TO THE CREDIT AGREEMENT

                            Dated as of July 19, 1996

            AMENDMENT No. 3 AND WAIVER TO THE CREDIT AGREEMENT among LONG ISLAND LIGHTING COMPANY, a New York corporation (the "BORROWER"), each of the banks as set forth on the signature pages hereto (collectively, the "BANKS"), CITIBANK, N.A. ("CITIBANK") and THE CHASE MANHATTAN BANK, NATIONAL ASSOCIATION ("CHASE") as co-agents (as hereinafter defined), CHASE as syndication agent (as hereinafter defined) and Citibank as administrative agent (as hereinafter defined) for the Banks.

            PRELIMINARY STATEMENTS:

            1. The Borrower, the Banks and the Co-Agents have entered into a Revolving Credit Agreement dated as of June 27, 1989, and amendments thereto dated as of October 13, 1989 and March 5, 1992 (such Credit Agreement, as amended, supplemented or otherwise modified prior to the date hereof, the "CREDIT AGREEMENT"). Capitalized terms not otherwise defined in this Amendment and Waiver have the same meanings as specified in the Credit Agreement.

            2. The Borrower intends to (i) reduce the total Commitment outstanding under the Credit Agreement from $300,000,000 to $250,000,000 by (a) releasing the interests of Bank of Tokyo-Mitsubishi Trust Company, The Long Term Credit Bank of Japan and The Tokai Bank, Ltd. which collectively total $30,000,000 who have chosen not to renew their Commitments and (b) reducing the Commitment of The Chase Manhattan Bank by $20,000,000; (ii) modify the Transfer of Assets provision contained in Section 5.02(b); and (iii) appoint Chase as Syndication Agent (as defined below) and Citibank as Administrative Agent (as defined below).

            NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

            SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, hereby amended as follows:

      (a)   Section 1.01 is amended as follows:

            (i) The definition of "Co-Agent" is amended in full to read as follows:

                  "'CO-AGENT' means Citibank and Chase or such successor Agent as is provided for in Section
                  7.05."



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                                        2
     (ii) Section 1.01 is amended by adding the following new definition in the appropriate alphabetical order:

                 "'ADMINISTRATIVE AGENT' means Citibank."

                 "'SYNDICATION AGENT' means Chase."

      (b) Section 5.02(b) is amended in its entirety to read as follows:

                  "(b)  MERGERS,  SALE OF ASSETS,  ETC..  Merge with or into, or consolidate with or into, any Person, or sell, assign, transfer or otherwise dispose of all or any material part of its assets, other than dispositions of assets no longer required in the ordinary course of the Borrower's business."

      (c) Section 7.01 is amended by adding in the third line thereof, immediately after the phrase "the Co-Agents," the words "the Syndication Agent and the Administrative Agent" and adding in the forth line thereof, immediately after the phrase "the Co- Agents," the words "the Syndication Agent and the Administrative Agent".

            SECTION  2.  WAIVER.  The Banks  hereby  waive the  requirements  of
Section 2.04 which requires the Borrower, in seeking any Commitment reduction, to ratably reduce all of the Banks Commitments, providing that the reduction is in an amount of $3,000,000 or an integral multiple thereof. Following this Amendment and Waiver the Commitments of the Banks under the Credit Agreement shall be those represented on Schedule 1 attached hereto.

            SECTION 3. CONDITIONS OF EFFECTIVENESS. This Amendment and Waiver shall become effective when, and only when (i) the Administrative Agent shall have received counterparts of this Amendment and Waiver executed by the Majority Banks or, as to any of the Banks, advice satisfactory to the Administrative Agent that such Banks have executed this Amendment and Waiver and (ii) the Administrative Agent shall have received a certificate, dated the date of receipt thereof by the Administrative Agent, in form and substance satisfactory to the Administrative Agent, signed by a duly authorized officer of the Borrower, stating that:

            (A) The representations and warranties contained in the Credit Agreement and in Section 4 hereof are correct in all material respects on and as of the date of such certificate as though made on and as of such date other than any such representations or warranties that, by their terms, refer to a specific date other than the date of such


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                                        3

      certificate, in which case as of such specific date; and

            (B) No event has occurred and is continuing that constitutes a Default.

     SECTION 4. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants as follows:

            (a) The execution, delivery and performance by the Borrower of this Amendment and Waiver to the Credit Agreement and the consummation of the transactions contemplated hereby are within the Borrower's corporate powers and have been duly authorized by all necessary corporate action.

            (b) This Amendment and Waiver has been duly executed and delivered by the Borrower. Assuming that this Amendment and Waiver is duly executed and delivered by, and is within the power and authority of, the Co-Agents and the Majority Banks, this Amendment and Waiver is the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights generally and subject to general principles of equity (regardless of whether considered in a proceeding in equity or at law).

            SECTION 5. REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS. (a) Upon the effective date hereof, on and after the date hereof each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement and each reference to "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

            (b) Except as specifically amended above, the Credit Agreement is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

            (c) The execution, delivery and effectiveness of this Amendment and Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Bank or the Co-Agents under the Credit Agreement, nor constitute a waiver of any provision of any of the Credit Agreement.


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                                        4

     SECTION 6. GOVERNING LAW. This Amendment and Waiver shall be governed by, and construed in accordance with, the laws of the State of New York.

            SECTION 7. EXECUTION IN COUNTERPARTS. This Amendment and Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment and Waiver by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment and Waiver.

            IN WITNESS  WHEREOF,  the parties  hereto have caused this Amendment
and  Waiver  to  be  executed  by  their  respective   officers  thereunto  duly
authorized, as of the date first above written.

                                          BORROWER

                                          LONG ISLAND LIGHTING COMPANY


                                          By   /S/ THEODORE A. BABCOCK
                                          ----------------------------
                                                      Title: Treasurer

Agreed as of the date first above written:

CITIBANK, N.A.
      Individually and as Co-Agent

By:    /S/ SANDIP SEN
---------------------
      Name:       Sandip Sen, Attorney-in-Fact
      Title:      Vice President


THE CHASE MANHATTAN BANK
      Individually and as Co-Agent

By:    /S/ THOMAS L. CASEY
--------------------------
      Name:       Thomas L. Casey
      Title:      Vice President


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                                        5

BANKS

ABN AMRO BANK N.V. NEW YORK BRANCH
      By:   ABN AMRO NORTH AMERICA, INC.
            as Agent

By:   /S/ MARK R. LASEK
-----------------------
Name:       Mark R. Lasek
Title:      Vice President


By:  /S/ DAVID D. BRYANT
------------------------
Name:       David D. Bryant
Title:      Vice President


THE BANK OF NEW YORK

By: /S/ MARY LOU BRADLEY
------------------------
Name:       Mary Lou Bradley
Title:      Vice President


THE BANK OF NOVA SCOTIA

By: /S/ J. ALAN EDWARDS
-----------------------
Name:       J. Alan Edwards
Title:      Authorized Signatory



BANK OF TOKYO-MITSUBISHI TRUST COMPANY

By: /S/ AMANDA S. RYAN
----------------------
Name:       Amanda S. Ryan
Title:      Vice President


CANADIAN IMPERIAL BANK OF COMMERCE

By: /S/ DENIS P. O'MENNA
------------------------
Name:       Denis P. O'Menna
Title:      Associate Director


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                                        6

GULF INTERNATIONAL BANK B.S.C.

By:
Name:
Title:

THE LONG TERM CREDIT BANK OF JAPAN LTD.

By: /S/ RENE' O. LEBLANC
------------------------
Name:       Rene' O. LeBlanc
Title:      Deputy General Manager

THE TOKAI BANK LTD.

By: /S/ MASAHARU MUTO
---------------------
Name:       Masaharu Muto
Title:      Deputy General Manager

THE TORONTO-DOMINION BANK

By:
Name:
Title:

UNION BANK OF CALIFORNIA, N.A.

By: /S/ KARYSSA M. BRITTON
--------------------------
Name:       Karyssa M. Britton
Title:      Vice President

UNION BANK OF SWITZERLAND,
      NEW YORK BRANCH

By: /S/ PAUL R. MORRISON
------------------------
Name:       Paul R. Morrison
Title:      Vice President

By: /S/ ANDREW N. TAYLOR
------------------------
Name:       Andrew N. Taylor
Title:      Assistant Treasurer







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                                        7


                                   SCHEDULE 1


BANK                                                                COMMITMENT

ABN AMRO Bank, N.V.                                           $   5,000,000.00

The Bank of New York                                           $ 20,000,000.00

The Bank of Nova Scotia                                        $ 10,000,000.00

Canadian Imperial Bank of Commerce                             $ 12,000,000.00

The Chase Manhattan Bank, National Association                 $ 87,666,666.66

Citibank, N.A.                                                 $ 55,333,333.34

Gulf International Bank, B.S.C.                                $ 14,000,000.00

The Toronto-Dominion Bank                                      $ 26,000,000.00

Union Bank of California, N.A.                                 $ 10,000,000.00

Union Bank of Switzerland, New York Branch                     $ 10,000,000.00
                                                               ---------------

                                                TOTAL:         $250,000,000.00
                                                               ===============



                               NON-RENEWING BANKS

Bank of Tokyo-Mitsubishi Trust Company                         $ 10,000,000.00

The Long Term Credit Bank of Japan Ltd.                        $ 10,000,000.00

The Tokai Bank, Ltd.                                           $ 10,000,000.00
                                                               ---------------

                                                TOTAL:         $ 30,000,000.00
                                                               ===============